                                                                                        EXHIBIT 31.1

                                            CERTIFICATION

         I, Joel M. Greenblatt, certify that:

         1.  I have  reviewed  this  annual  report  on  Form  10-KSB  of The  St.  Lawrence  Seaway
Corporation;

         2. Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a  material  fact  necessary  to make  the  statements  made,  in light of the circumstances  under which such  statements  were made,  not  misleading  with respect to the period covered by this report;

         3.  Based on my  knowledge,  the  financial  statements,  and other  financial  information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

         4.  The  small  business  issuer's  other  certifying  officer  and I are  responsible  for establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules
13a-15(e) and 15d-15(e) for the small business issuer and have:

                  a) designed such  disclosure  controls and  procedures,  or caused such disclosure controls and procedures to be designed under our  supervision,  to ensure that material  information relating to the small business issuer, including its consolidated subsidiaries,  is made known to us by others  within  those  entities,  particularly  during the  period in which this  report is being prepared;

                  b) evaluated the effectiveness of the small business issuer's  disclosure controls and  procedures  and  presented  in this  report  our  conclusions  about the  effectiveness  of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  c) disclosed  in this report any change in the small  business  issuer's  internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter that has  materially  affected,  or is  reasonably  likely to materially  affect,  the small business issuer's internal control over financial reporting; and

         5. The small business issuer's other certifying officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the small business issuer's auditors  and the audit  committee of the small  business  issuer's  board of directors  (or persons performing the equivalent functions):

                  a) all significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting which are reasonably  likely to adversely  affect the small business issuer `s ability to record, process, summarize and report financial information; and

                  b) any fraud, whether or not material, that involves management or other employees who  have a  significant  role in the  small  business  issuer's  internal  control  over  financial reporting.

Date: June 27, 2006

                                                              By:      /s/ Joel M. Greenblatt
                                                                       -----------------------------
                                                                       Joel M. Greenblatt
                                                                       Chairman of the Board